PURCHASE AND SALES AGREEMENT

Between

TAMM OIL AND GAS CORP.

And

ASPERAGO HOLDING S.A.

And

ELESTONE S.A.

RE: SALE AND TRANSFER OF PETROLEUM AND NATURAL GAS LEASES

T91 R25 W5M, SECTIONS 1,11,12,13,14

T91 R25 W5M SECTIONS 20, 21,28,29,32

Manning Area, Alberta

TAMM Oil and Gas Corp and Asperago Holding SA and Elestone SA hereby enter into this Sales Agreement subject to the following terms and conditions:

1.	Definitions:

a.
“assets” means the Vendor’s entire right, title estate and interest in and to the lands, leases and lease substances as described in Schedule “A” attached hereto together with all agreements including MSL’s and LOC’, wells and LLR deposits for said wells, facilities, equipment and material related thereto.

b.	“Vendor” means Asperago Holdings SA and Elestone SA jointly held interest on described Assets;

c.	“Purchaser” means TAMM Oil and Gas Corp:

d.	“Effective Time” means 0:600 May 21, 2009:

e.	“Closing Date “ means no later than 60 days from effective date subject to due diligence or such date as the parties hereto may otherwise agree.

2.
The Purchase offers to purchase the assets from the Vendor, for the consideration of shares in the Purchaser, issued from treasury and deposited with the Vendor for the purpose of the acquisition of the Assets and a GORR on future production:

a.	$ 10.00 CAN.

b.	7,286,000 shares of TAMM Oil and Gas Corp issued to Asperago Holding SA from treasury

c.	7,286,000 shares of TAMM Oil and Gas Corp issued to Elestone SA from treasury

d.	2 % GORR royalty on these leases - subject to signing a standard GORR agreement to follow.

3.
Assets are free and clear of any encumbrances other than those listed on the attached Schedule “A”.  In addition, Vendor warrants that the lands are not subject to any Contracts except as specifically set out on Schedule “A” attached hereto.

Agreed to and accepted this 21 day of May, 2009

Asperago Holdings SA

Per ____________________

Witness: _______________

Elestone SA

Per ____________________

Witness: _______________

TAMM Oil and Gas Corp

Per: ___________________

Witness: ________________

SCHEDULE “A”

Attached to and forming part of the Sales Agreement

Dated May 21, 2009.

Between Asperago Holdings SA, Elestone SA and TAMM Oil and Gas Corp.

Lands:

LEASE/RIGHTS	COMPANY INTEREST	ENCUMBRANCES
Crown PNG Lease No. 0508050464 (005) Twp 91 Rge. 25 W5M Sections: 1,11,12,13,14 PNG – surface to base of the Banff	100%	Crown Royalty
Crown PNG Lease No. 0508050465 (005) Twp 91 Rge. 25 W5M Sections 20, 21,28,29,32 PNG – surface to the base of the Banff	100%	Crown Royalty

PURCHASE AND SALES AGREEMENT

Between

TAMM OIL AND GAS CORP.

And

1164572 Alberta Ltd.

RE: SALE AND TRANSFER OF OIL SANDS LEASES

T89 R24 W5M, SECTIONS 35,36

Manning Area, Alberta

TAMM Oil and Gas Corp and 1164572 Alberta Ltd. hereby enter into this Sales Agreement subject to the following terms and conditions:

1.	Definitions:

a.
“assets” means the Vendor’s entire right, title estate and interest in and to the lands, leases and lease substances as described in Schedule “A” attached hereto together with all agreements including MSL’s and LOC’, wells and LLR deposits for said wells, facilities, equipment and material related thereto.

b.	“Vendor” means 1164572 Alberta Ltd interest on described Assets;

c.	“Purchaser” means TAMM Oil and Gas Corp:

d.	“Closing Date “ means no later than 60 days from effective date subject to due diligence or such date as the parties hereto may otherwise agree.

e.	“Effective Time” means 0:600 May 21, 2009:

2.
“Closing Date “means March 31, 2009 or such date as the parties hereto may otherwise “Closing Date “ means no later than 60 days from effective date subject to due diligence  or such date as the parties hereto may otherwise agree The Purchase offers to purchase the assets from the Vendor, for the consideration of shares in the Purchaser, issued from treasury and deposited with the Vendor for the purpose of the acquisition of the Assets and a GORR on future production:

a.	$ 10.00 CAN.

b.	2,428,000 shares of TAMM Oil and Gas Corp issued to 1154572 Alberta Ltd.

c.	2% GORR royalty on these leases - subject to signing a standard GORR agreement to follow.

3.
Assets are free and clear of any encumbrances other than those listed on the attached Schedule “A”.  In addition, Vendor warrants that the lands are not subject to any Contracts except as specifically set out on Schedule “A” attached hereto.

Agreed to and Accepted this 21 day of May, 2009

1164572 Alberta Ltd.

Per ____________________

Witness: _______________

TAMM Oil and Gas Corp

Per: ___________________

Witness: ________________

SCHEDULE “A”

Attached to and forming part of the Sales Agreement

Dated March 31, 2009.

Between 1164572 Alberta Ltd, and TAMM Oil and Gas Corp.

Lands:

LEASE/RIGHTS	COMPANY INTEREST	ENCUMBRANCES
Crown Oil Sands Lease No. 7408050004 (074) Twp 89 Rge. 24 W5M Sections: 35,36 Oils sands rights below top of Peace River To base of the Pekisko	100%	Crown Royalty